UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2011

STATE STREET CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	001-07511	04-2456637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lincoln Street, Boston, Massachusetts	02111
(Address of principal executive offices)	(Zip Code)

617-786-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 2, 2011, State Street Corporation (“State Street”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein, with respect to the issuance and sale by State Street of $250,000,000 aggregate principal amount of floating rate senior notes due 2014 (the “2014 Notes”), $1,000,000,000 aggregate principal amount of 2.875% senior notes due 2016 (the “2016 Notes”) and $750,000,000 aggregate principal amount of 4.375% senior notes due 2021 (the “2021 Notes,” and together with the 2014 Notes and the 2016 Notes, the “Notes”) in a public offering pursuant to a registration statement on Form S-3 (File No. 333-157882) and a related prospectus supplement filed with the Securities and Exchange Commission. The Notes will be issued under an Indenture (the “Indenture”), dated as of March 11, 2009, between State Street and U.S. Bank National Association. The forms of 2014 Note, 2016 Note and 2021 Note are filed as Exhibits 4.1, 4.2 and 4.3 hereto, respectively. The Indenture has been included as Exhibit 4.2 to State Street’s Registration Statement on Form S-3, filed on March 12, 2009.

State Street expects to receive net proceeds from the offering of the Notes of approximately $1.985 billion, after deducting estimated expenses and underwriting discounts and commissions.

The above description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Wilmer Cutler Pickering Hale and Dorr LLP, counsel to State Street, has issued an opinion to State Street, dated March 2, 2011, regarding the legality of the Notes to be issued and sold in the offering upon issuance and sale thereof. A copy of the opinion as to legality is filed as Exhibit 5.1 to this current report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 2, 2011, by and among State Street Corporation, Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein

4.1	Form of Floating Rate Senior Note due 2014

4.2	Form of 2.875% Senior Note due 2016

4.3	Form of 4.375% Senior Note due 2021

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP, dated March 2, 2011

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included as part of Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

Date: March 7, 2011	By:	/s/ David C. Phelan
	Name:	David C. Phelan
	Title:	Executive Vice President
and General Counsel

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 2, 2011, by and among State Street Corporation, Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein

4.1	Form of Floating Rate Senior Note due 2014

4.2	Form of 2.875% Senior Note due 2016

4.3	Form of 4.375% Senior Note due 2021

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP, dated March 2, 2011

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included as part of Exhibit 5.1)